UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event
reported): August 20, 2009
GRAPHIC PACKAGING HOLDING COMPANY
(Exact name of registrant as specified in its charter)

Delaware	001-33988	26-0405422

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
814 Livingston Court
Marietta, Georgia 30067
(Address of principal executive offices)
(770) 644-3000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     On August 20, 2009, Graphic Packaging International, Inc. (“GPII”), a wholly-owned subsidiary of Graphic Packaging Holding Company (the “Company”), completed the issuance and sale of $180.0 million aggregate principal amount of its 9.50% senior notes due 2017 (the “Senior Notes”) in a previously announced private offering in reliance on Rule 144A and Regulation S under the Securities Act of 1933, as amended.
Supplemental Indenture
     The Senior Notes were issued pursuant to the Indenture, dated as of June 16, 2009 (the “Base Indenture”), as supplemented by the First Supplemental Indenture, dated as of August 20, 2009 (together, the “Indenture”), by and among GPII, the guarantors listed therein and U.S. Bank National Association, as Trustee. The Base Indenture was filed on June 18, 2009 with the Securities and Exchange Commission as Exhibit 4.1 to the Company’s Current Report on Form 8-K. A copy of the First Supplemental Indenture is filed as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference. The Senior Notes will be treated together with the 9.50% senior notes due 2017 issued by GPII on June 16, 2009 (the “existing 2017 notes”) as a single class of securities under the Indenture.
Registration Rights Agreement
          In addition, on August 20, 2009, the Company entered into a Registration Rights Agreement with Banc of America Securities LLC. Pursuant to the Registration Rights Agreement, GPII has agreed to use its reasonable best efforts to consummate an exchange offer and if required, to have a shelf registration statement declared effective with respect to the resale of the Senior Notes and the existing 2017 notes. Following completion of the exchange offer, the Senior Notes and the existing 2017 notes will share a single CUSIP number.
          The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreement, which is attached as Exhibit 4.2 to this Current Report on Form 8-K and incorporated herein by reference.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     The information set forth under the caption “Supplemental Indenture” in Item 1.01 above is incorporated by reference into this Item 2.03.
Item 8.01. Other Events.
          On August 20, 2009, GPII issued a press release announcing the closing of the offering of the Senior Notes. A copy of the press release announcing the completion of the offering is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
4.1	Supplemental Indenture, dated as of August 20, 2009, by and among Graphic Packaging International, Inc., the guarantors named therein and U.S. Bank National Association, as trustee.

4.2	Registration Rights Agreement, dated August 20, 2009, by and among Graphic Packaging International, Inc., the guarantors named therein and Banc of America Securities LLC.

99.1	Press release dated August 20, 2009.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 20, 2009	By:	/s/ Stephen A. Hellrung
Stephen A. Hellrung
Senior Vice President, General Counsel and Secretary